Exhibit 10.13(h)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

AMENDMENT NUMBER 8 TO AMENDED
AND RESTATED LETTER AGREEMENT GCT-026/98

This Amendment Number 8 to Amended and Restated Letter Agreement GCT-026/98, dated as of March 22, 2004 (“Amendment No. 8”) relates to the Amended and Restated Letter Agreement GCT-026/98 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airways Holdings Inc. (“Buyer”) dated April 19, 2002, which concerns the Amended and Restated Purchase Agreement GCT-025/98 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as the “Agreement”). This Amendment No. 8 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 8 sets forth further agreements between Embraer and Buyer relative to [*] spare parts credit to be made available to Buyer.

This Amendment No. 8 constitutes an amendment and modification of the Letter Agreement.  All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 8 and the Agreement, the terms of this Amendment No. 8 shall control.

WHEREAS, in connection with the Parties’ agreements as described above, the Parties have agreed to modify the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.  [*] Spare Parts Credit:

1.1     [*] provide Buyer an [*] spare parts credit in the amount of [*]

[*]

Such spare parts credit shall be used by Buyer for [*].

2. Miscellaneous:  All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 8 shall remain valid in full force and effect without any change.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

* Confidential

CONFIDENTIAL

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 8 to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.		Republic Airways Holdings Inc.

By	/s/ Antonio Luiz Pizarro Manso	By	/s/ Robert H. Cooper
Name: Antonio Luiz Pizarro Manso		Name:	Robert H. Cooper
Title:	Executive Vice President Corporate & CFO	Title:	EVP & CFO

By	/s/ Flavio Rimoli
Name:	Flavio Rimoli
Title:	Sr. Vice President
Airline Market

Date:		Date:
Place:		Place:

Witness:	/s/ Juliette O. Zambelli	Witness:	/s/ Lars-Erik Arnell

Name: Juliette O. Zambelli		Name: Lars-Erik Arnell